Prospectus Supplement — November 14, 2011*
to the Prospectus listed below, as supplemented
Fund	Prospectuses Dated

Columbia Variable Portfolio — Limited Duration Credit Fund	April 29, 2011

Effective December 1, 2011, the Fund will compare its performance to the Barclays Capital U.S. 1-5 Year Corporate Index (the New Index), an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years, rather than the Barclays Capital U.S. 1-5 Year Credit Index. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. The index change is not expected to result in any changes in the management of the Fund. Accordingly, the “Past Performance” section of the Fund’s prospectus is hereby superseded and replaced with the following:

PAST PERFORMANCE

The Fund has not been in existence for one full calendar year as of the date of this prospectus and therefore performance information is not shown.

When available, the Fund intends to compare its performance to the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. For a one-year transition period, the Fund will also compare its performance to the Barclays Capital U.S. 1-5 Year Credit Index, the Fund’s primary benchmark since inception to November 30, 2011. The Fund also intends to compare its performance to the performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index.

S-6546-10 A (11/11)

*	Valid until next update.